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                                                                   Exhibit 10.11


                                WORLDRES, INC.

                  SERIES C PREFERRED STOCK PURCHASE AGREEMENT
                  -------------------------------------------


     This Series C Preferred Stock Purchase Agreement (the "Agreement") is made
                                                            ---------
as of March 5, 1999, by and between WorldRes, Inc., a California corporation (the "Company"), and E. Stanton McKee, Jr. ("Purchaser").
      -------                                ---------

     1.  Sale of Stock.  Subject to the terms and conditions of this Agreement,
         -------------
on the Purchase Date (as defined below) the Company will issue and sell to Purchaser, and Purchaser agrees to purchase from the Company, 35,135 shares of the Company's Series C Preferred Stock (the "Shares") at a purchase price of
                                             ------
$3.70 per Share for a total purchase price of $129,999.50.  The term "Shares"
                                                                      ------
refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

     2.  Purchase.  The purchase and sale of the Shares under this Agreement
         --------
shall occur at the principal office of the Company simultaneously with the execution of this Agreement by the parties or on such other date as the Company and Purchaser shall agree (the "Purchase Date"). On the Purchase Date, the
                                -------------
Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by a check or wire transfer from Purchaser to the Company.

     3.  Investment and Taxation Representations.  In connection with the
         ---------------------------------------
purchase of the Shares, Purchaser represents to the Company the following:

         (a) Purchaser has received all the information he considers necessary or appropriate for deciding whether to purchase the Shares and has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties, prospects, financial condition and results of operations of the Company. Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares.

         (b) Purchaser is an investor in securities of companies in the development stage and acknowledges that he is able to fend for himself, can bear the economic risk of his investment, and has such knowledge and experience in financial or business matters that he is capable of evaluating the merits and risks of the investment in the Shares.

         (c) Purchaser is purchasing the Shares for investment for his own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act, and has no present intention of selling, granting any participation
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in, or otherwise distributing the Shares. By executing this Agreement, Purchaser further represents that he does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares.

          (d) Purchaser is an "accredited investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D under the
                                     ---
Act, as presently in effect.

          (e) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

     4.   Restrictive Legends.
          -------------------

          (a) Legends.  The certificate or certificates representing the Shares
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shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

              (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such act or an opinion of counsel satisfactory to the company that such registration is not required or unless sold pursuant to Rule 144 of such act."

              (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

     5.   Miscellaneous.
          -------------

          (a) Governing Law.  This Agreement and all acts and transactions
              -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

          (b) Entire Agreement; Enforcement of Rights.  This Agreement sets
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forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in

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writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

          (c) Severability.  If one or more provisions of this Agreement are
              ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

          (d) Construction.  This Agreement is the result of negotiations
              ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

          (e) Notices.  All notices, requests, demands and other communications
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given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed, as follows:

  To the Company:  WorldRes, Inc.
  --------------
                   66 Bovet, Suite 100
                   San Mateo, CA  94402
                   Attention:  Gregory A. Jones
                   Telephone:  (650) 372-1700
                   Facsimile:  (650) 372-1701

  with a copy to:  Venture Law Group
                   2800 Sand Hill Road
                   Menlo Park, CA  94025
                   Attention:  Joshua Pickus
                   Telephone:  (650) 854-4488
                   Facsimile:  (650) 233-8386

  To Purchaser:    c/o Electronic Arts Inc.
  ------------
                   209 Redwood Shores Pkwy.
                   Redwood City, CA  94065
                   Telephone: (650) 628-7345
                   Facsimile: (650) ___________________

or to such other address that Purchaser or the Company may designate by written notice (in accordance with this Section 5(e)) to the other party.

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          (f) Counterparts.  This Agreement may be executed in two or more
              ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

          (g) Successors and Assigns.  The rights and benefits of this Agreement
              ----------------------
shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (h) California Corporate Securities Law.  THE SALE OF THE SECURITIES
              -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.


                           [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:                                WORLDRES, INC.



                                        By:  /s/ Gregory A. Jones
                                           --------------------------------
                                           Gregory A. Jones, President


PURCHASER:



                                             /s/ E. Stanton McKee
                                           --------------------------------
                                           E. Stanton McKee

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